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                                                                   Exhibit 10.44

                                AMENDMENT NO. 13

      This Amendment No. 13 (the "AMENDMENT NO. 13") is made on September 3, 2004, by and between Valor Telecommunications Enterprises, L.L.C. ("CUSTOMER") and MCI WORLDCOM Network Services, Inc. ("MCI"), to those certain Program Enrollment Terms (the "PET"), to that certain Telecommunications Services Agreement more particularly described as TSA # VTE - 001019 (the "TSA"), made by and between Customer and MCI dated September 30, 2000, including all prior applicable amendments thereto (the "PRIOR AMENDMENTS"). In the event of any conflict between the terms of the TSA, the PET, any Prior Amendment or any applicable Attachment and the terms of this Amendment No. 13, the terms of this Amendment No. 13 shall control. The TSA along with the PET, the Prior Amendments, all applicable Attachment(s), and this Amendment No. 13 shall collectively be referred to as the "AGREEMENT". Capitalized terms not defined herein shall have the meaning ascribed to them in other documents referenced herein. All references to "MCI WorldCom" in the Agreement including any attachments, schedules or exhibits thereto will be deemed to refer to "MCI".

      In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. SPECIAL RATES. Notwithstanding anything to the contrary contained in this Agreement, MCI reserves the right to modify the special rates described in Subsection 3(A) of the Amendment No. 12 (which charge modifications shall not exceed then-current generally available MCI charges for comparable services), upon not less than sixty (60) calendar days' prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification.

2. OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Service Term and any extensions thereof.

      IN WITNESS WHEREOF, the parties have entered into this Amendment No. 13 on the date first written above.

VALOR TELECOMMUNICATIONS ENTERPRISES,    MCI WORLDCOM NETWORK SERVICES, INC.
L.L.C.

By:       /s/ Jack J. Mueller            By:        /s/ Pete Cassidy
   ----------------------------------       ----------------------------------
              (Signature)                              (Signature)
            Jack J. Mueller                           Pete Cassidy
   ----------------------------------       ----------------------------------
              (Print Name)                            (Print Name)
          Jack J. Mueller CEO                  Vice President Carrier Sales
   ----------------------------------       ----------------------------------
                (Title)                                  (Title)
               08/26/04                                 09/03/04
   ----------------------------------       ----------------------------------
                 (Date)                                  (Date)

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                                  CONFIDENTIAL